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                                                                    EXHIBIT 10.6

                                 ASSIGNMENT AGREEMENT

    For good and valuable consideration, the undersigned hereby unconditionally and irrevocably assigns and transfers over to HEARTLAND COMMUNICATIONS & MANAGEMENT, INC. and its successors and assigns all rights, title, and interest in and to the contracts, intellectual property (including tradenames, trademarks, service marks and goodwill, if any) and other property listed on Schedule A attached hereto and made a part hereof.

    The undersigned Assignor warrants that the said contracts listed on Schedule A are in full force and effect in the form and terms annexed and that the contracts are fully assignable or that Assignor has received any necessary permission for such assignment.

    The Assignee assumes and agrees to perform all the remaining and executory obligations of the Assignor under the assigned contracts and to indemnify and hold Assignor harmless from any claim or demand resulting from nonperformance thereon by the Assignee. The Assignee acknowledges and agrees that the performance obligations associated with the assigned contracts are substantial and that Assignee could incur material losses if it fails or does not efficiently perform such obligations.

    The Assignee assumes no liabilities of the undersigned unless listed on a Schedule B which shall be attached hereto and made a part hereof, if applicable.

    The Assignee is entitled to all monies and other benefits accrued or remaining to be paid under the assigned contracts, which rights are also assigned hereunder. Assignor warrants that it has full rights and full authority to make this assignment and transfer. The undersigned also warrants that the rights and benefits assigned hereunder are free and clear of any liens, encumbrances, adverse claims, or interest. In addition, the Assignor also warrants that it has no knowledge of any disputes or defenses thereon.

    This assignment shall be binding upon and inure to the benefit of the parties, their successors, assigns, and personal representatives.

Signed under seal this 17th day of May 1996.

Assignor:  HEARTLAND CAPITAL CORPORATION

BY /s/ Michael Foudy
   -------------------------------------

TITLE     E. V. Pres.
      ----------------------------------

Assignee:  HEARTLAND COMMUNICATIONS & MANAGEMENT, INC.

BY /s/ Gerald Garcia
   -------------------------------------

TITLE     President
      ----------------------------------


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                              ASSIGNMENT AGREEMENT

                                   SCHEDULE A


     1.   Teen Magazine Venture Agreement dated as of April 1, 1996

     2.   National Sports Magazine Venture Agreement dated as of April 1, 1996

     3.   Representation Agreement dated as of January 1, 1995